CONT.NO.081105C102A

AMENDMENT TO THE PRO-FORMA INVOICE(010105A102)

Exhibit 10.7
SERVICE PROVIDER:	CHINAWESTERPRISES CANADA HOLDINGS (CWCH)
201 TERRY FOX, VERDUN, QC
SERVICE PURCHASER:	ROYATCH COP (RTC)
AUGUST 11, 2005

THE ABOVE TWO PARTIES HAVE REACHED TO THE FOLLOWING AGREEMENT. THIS AGREEMENT IS INTENDED, AS AN AMENMDNE TO THE PRO-FORMA INVOICE (INV.NO.010105A102), TO SETTLE THE UNPAID BALANCE OF 8,800$US AND FOR THE RENEWAL OF THE SERVICE FOR THE NEXT FULL YEAR.

A)	RTC WANTS TO RENEW, AND CWCH AGREES TO OFFER, THE OFFICE SERVICE FOR ANOTHER YEAR FROM SEPTEMBER 1, 2005 TO AUGUST 31, 2006 WITH THE

SAME FEES, WHICH AMOUNTS TO A TOTAL OF 13,200$US.

B)	RTC PROPOSES TO OFFER CWCH 300,000 (THREE HUNDRED THOUSAND) COMMON SHARES OF THE RTC AS A FULL PAYMENT TO OFF SET THE UNPAID

BALANCE AND FEES FOR THE NEXT 12 MONTH COMMENCING ON SEPTEBER 1, 2005. (A TOTAL OF 22,000$).

C)	RTC CLAIMS TO BE A STARTUP COMPANY WITH A FULL INTENTION TO GO PUBLIC VIA NASDAQ OTCBB IN THE NEXT 6 MONTH.

D)	THE TWO PARTIES SIGN TO ACCEPT THE ABOVE AGREEMENT, WHICH RENDERS THE ORIGNIAL PRO-FORMA INVOICE VOID, AND TWO PARTIES

AGREE TO THE FULL TERMS OF SERVICE RENTING/OFFERING WITH NO OPTION FOR AN EARLY TERMINATION.

REPRESENTATIVE OF RTC.

/s/ Chenxi Shi CHENXI SHI, PRESIDENT

REPRESENTATIVE OF CWCH

/s/ Amy Lees AMY LEES, SEC

201 Terry Fox,Verdun, QC, H3E 1L4
Tel: 514-7665890 Fax: 208-2488879 Email: chinawest@canada.com